EXHIBIT 10.12

                               EXTENSION OF LEASE

         COME NOW the Roben Family Limited Partnership, L.P., by and through

Douglas R. Roben, General Partner, and eAcceleration Corporation, by and through

Clinton Ballard, CEO, to agree as follows:

         1.    The parties entered into a lease for the term of February 1, 2000 through January 31, 2004;

         2.    eAcceleration is presently current in its lease obligations and not in default in any way;

         3.    The current lease ends January 31, 2004. However, eAcceleration has the option to renew the lease for an additional three-year term, under the same terms and conditions, except for rent;

         4.    eAcceleration wishes to exercise its three-year option to renew.

The lease extension run from February 1, 2004 through January 31, 2007;

         5.    All terms and conditions of the February 1, 2000 lease shall remain in full force and effect except the rent, which shall be as follows:

               A.  February 1, 2004 through January 31, 2005, $9,260 per month;

               B.  February 1, 2005 through January 31, 2006, $9,260 per month;

               C.  February 1, 2006 through January 31, 2007, $9,510 per month

         6.    Section 5(a)(I)(2)(A)(vi) shall be amended to read as follows:

               (vi) Base Service Year shall be 2003.

         7.    In all other respects the February 1, 2000 lease shall remain in full force and effect.

         DATED this 29 day of September 2003.
                    --        ---------

ROBEN FAMILY LIMITED PARTNERSHIP, L.P.        eACCELERATION CORPORATION


     /s/ Douglas E. Roben                        /s/ Clinton Ballard
-----------------------------------------    ----------------------------------
DOUGLAS E. ROBEN, General Partner            CLINTON BALLARD, CEO

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KITSAP        )

         I certify that I know or have satisfactory evidence that DOUGLAS R. ROBEN is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Manager of Roben Family Limited Partnership, L.P. to be the free and voluntary act of such party for the uses and purposes therein mentioned.

                        Dated:    September 29, 2003
                               -------------------------------------------

                        Signature of
                        Notary Public        /s/ Rynn Lee Foster
                                       ------------------------------------

                                                Rynn Lee Foster
                                       ------------------------------------
                                         (printed name of Notary Public)

                       My appointment expires              2-19-07
                                                ---------------------------


STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KITSAP        )


         I certify that I know or have satisfactory evidence that CLINTON BALLARD is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the CEO of eAcceleration to be the free and voluntary act of such party for the uses and purposes therein mentioned.

                       Dated:    11-19-03
                              ----------------------------------------------

                       Signature of
                       Notary Public          /s/ Gloria Jean Davis
                                     ---------------------------------------


                                             Gloria Jean Davis
                                     ---------------------------------------
                                       (printed name of Notary Public)

                       My appointment expires             5-11-04
                                               -----------------------------